TRANSAMERICA FUNDS

Transamerica US Growth

Supplement Dated July 21, 2015 to the Retail Prospectus and Summary Prospectus Dated March 1, 2015

The “Fees and Expenses” and “Example” sections of the Retail Prospectus and Summary Prospectus are supplemented and superseded in their entirety by the information below:

FEES AND EXPENSES:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 339 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)

	Class of Shares
	A	B	C	I	T
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	8.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares
	A	B	C	I	T
Management fees[1]	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses	0.31%	0.48%	0.36%	0.20%	0.17%
Recaptured expense[2]	0.00%	0.06%	0.00%	0.00%	0.00%
All other expenses	0.31%	0.42%	0.36%	0.20%	0.17%
Total annual fund operating expenses	1.22%[3]	2.14%	2.02%	0.86%	0.83%

1	Management fees have been restated to reflect a reduction in advisory fees effective July 1, 2014.
2	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2016 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.17%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not reflect the reduction of 0.05% in the distribution and services (12b-1) fees on Class A shares effective March 1, 2014 for an entire fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

Share Class	1 year	3 years	5 years	10 years
A	$667	$916	$1,183	$1,946
B	$717	$970	$1,249	$2,238
C	$305	$634	$1,088	$2,348
I	$88	$274	$477	$1,061
T	$928	$1,092	$1,271	$1,788

If the shares are not redeemed:

Share Class	1 year	3 years	5 years	10 years
A	$667	$916	$1,183	$1,946
B	$217	$670	$1,149	$2,238
C	$205	$634	$1,088	$2,348
I	$88	$274	$477	$1,061
T	$928	$1,092	$1,271	$1,788

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Investors Should Retain this Supplement for Future Reference

July 21, 2015

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